Exhibit 10.2

Loan No.: 1008459

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of August 27, 2013 by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (“Parent Guarantor”), each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 13.6 of the Loan Agreement (as defined below) (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

WHEREAS, pursuant to that certain Term Loan Agreement dated as of November 20, 2012, by and between Borrower, Parent Guarantor, the Lenders and Administrative Agent (the “Loan Agreement”), the Lenders made a loan to Borrower (the “Loan”) in the original principal amount of $125,000,000  (capitalized terms used herein and not defined herein have the meanings provided in the Loan Agreement);

WHEREAS, Section 2.16.(a) of the Loan Agreement provides that the Borrower may request increases in the aggregate amount of the Commitments, provided that the Outstanding Amount of the Loan shall not exceed $200,000,000; and

WHEREAS, the parties hereto desire to amend the Loan Agreement to permit the Borrower to increase the maximum Outstanding Amount of the Loan to $225,000,000 as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.                                      Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C.  1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of its Guaranty of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such Guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty is or becomes illegal.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2.                                      The first sentence of Section 2.16.(a) of the Loan Agreement is hereby amended to read as follows:

“The Borrower shall have the right to request increases in the aggregate amount of the Commitments by providing written notice to the Administrative Agent; provided, however, that after giving effect to any such increases the Outstanding Amount of the Loan shall not exceed $225,000,000.”

3.                                      Section 11.5 of the Loan Agreement is hereby amended by adding the following language as a separate paragraph at the end of such Section:

“Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocations otherwise set forth above in this Section.”

4.                                      The parties hereto agree that the Guarantied Obligations, as defined in that certain Guaranty dated as of November 20, 2012 by Parent Guarantor and the Subsidiary Guarantors party thereto, given in connection with the Loan Agreement, shall not include any Excluded Swap Obligations.

5.                                      The Borrower and the Parent Guarantor each hereby certifies that: (a)  no Default or Event of Default exists as of the date hereof or would exist immediately after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty were true and correct in all respects) on and as of such earlier date) and except as a result of transactions permitted by the Loan Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally.  The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this

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Amendment.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).

3.                                      Ratification.  The Borrower and the Parent Guarantor each hereby reaffirms and confirms its obligations under the Loan Agreement, as amended hereby.

4.                                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

5.                                      Counterparts.  To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

6.                                      Headings.  The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

	By:	/s/ Thomas J. Baltimore, Jr
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J Baltimore, Jr.
	Name:	Thomas J. Baltimore, Jr.
	Title:	President and CEO

[Signatures Continued on Next Page]

Signature Page to First Amendment to Term Loan Agreement dated as of
August 27, 2013 with RLJ Lodging Trust, L.P.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, and as a Lender

By:	/s/ Mark F. Monahan
	Name:	Mark F. Monahan
	Title:	Senior Vice President

[Signatures Continued on Next Page]

Signature Page to First Amendment to Term Loan Agreement dated as of
August 27, 2013 with RLJ Lodging Trust, L.P.

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent, and as a Lender

By:	/s/ William R. Lynch
	Name:	William R. Lynch
	Title:	Senior Vice President

[Signatures Continued on Next Page]

Signature Page to First Amendment to Term Loan Agreement dated as of
August 27, 2013 with RLJ Lodging Trust, L.P.

CAPITAL ONE, N.A., as a Lender

By:	/s/ Ashish Tandon
	Name:	Ashish Tandon
	Title:	Vice President

[Signatures Continued on Next Page]

Signature Page to First Amendment to Term Loan Agreement dated as of
August 27, 2013 with RLJ Lodging Trust, L.P.

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

[Signatures Continued on Next Page]

Signature Page to First Amendment to Term Loan Agreement dated as of
August 27, 2013 with RLJ Lodging Trust, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Glenn A. Page
	Name:	Glenn A. Page
	Title:	Senior Vice President